UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 20, 2005
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      [    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      [    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02.	Results of Operations and Financial Condition
Item 9.01.	Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release

Item 2.02 Results of Operations and Financial Condition

On September 20, 2005, Atlas Air Worldwide Holdings, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005, among other things. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Atlas Air Worldwide Holdings, Inc. press release, dated September 20, 2005, announcing its financial results for the fiscal quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: September 20, 2005	By:	/s/ Michael L. Barna

Name: Michael L. Barna
Title: Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

99.1	Atlas Air Worldwide Holdings, Inc. press release, dated September 20, 2005, announcing its financial results for the fiscal quarter ended June 30, 2005, among other things.